                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.     )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-2

         American Odyssey Funds, Inc.
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         (Name of Registrant as Specified In Its Charter)


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          (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)      Title of Each class of securities to which transaction applies:


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         2)      Aggregate number of securities to which transaction applies:


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         3)      Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4)      Proposed maximum aggregate value of transaction:


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         5)      Total fee paid:


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[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:


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         2)      Form, Schedule or Registration Statement No.:


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         4)      Date Filed:


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

                        THE TRAVELERS INSURANCE COMPANY

                          AMERICAN ODYSSEY FUNDS, INC.

Dear Contract Owner:

     American Odyssey Funds, Inc. ("AOF") will hold a special meeting of persons having voting rights with respect to the American Odyssey Short-Term Bond Fund and the American Odyssey Emerging Opportunities Fund, each a portfolio of AOF, at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey, on April 24, 1998, at 10:00 a.m.

     The attached Notice and Proxy Statement discuss the two issues to be considered at the meeting: (1) for the Short-Term Bond Fund, a proposal to convert the Fund to a new Fund, the Global High-Yield Bond Fund, which would invest primarily in high-yield securities (sometimes called "junk bonds") from the United States and abroad; and (2) for the Emerging Opportunities Fund, a proposal to hire a new subadviser, Chartwell Investment Partners, for the Fund and to raise the maximum fee rate that may be paid to the Fund's subadvisers. The AOF Board of Directors has considered the each proposal and determined that its approval is in the best interest of contract owners with a beneficial interest in the respective Fund.

     You, as the owner of a variable annuity contract with a beneficial interest in the Short-Term Bond Fund and/or the Emerging Opportunities Fund as of the record date of February 9, 1998, are entitled to instruct The Travelers Insurance Company how to vote the number of shares representing your beneficial interest in the respective Fund as of the close of business February 9, 1998.

     YOU HAVE RECEIVED A SEPARATE VOTING INSTRUCTION CARD FOR EACH PROPOSAL ON WHICH YOU ARE ENTITLED TO VOTE. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SPECIFY YOUR CHOICES AND SIGN, DATE, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD OR CARDS IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN APRIL 17, 1998.

     If you have questions about these materials, please contact AOF at 1-800-242-7884.

March 12, 1998  The Travelers Insurance Company

                                         American Odyssey Funds, Inc.

                          AMERICAN ODYSSEY FUNDS, INC.
                                TWO TOWER CENTER
                            EAST BRUNSWICK, NJ 08816

 NOTICE OF SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS WITH RESPECT TO THE
    AMERICAN ODYSSEY SHORT-TERM BOND FUND AND THE AMERICAN ODYSSEY EMERGING
                               OPPORTUNITIES FUND
                                 APRIL 24, 1998

     You are hereby notified that a special meeting of persons having voting rights with respect to the American Odyssey Fund Short-Term Bond Fund and the American Odyssey Emerging Opportunities Fund (collectively, the "Funds"), each a portfolio of American Odyssey Funds, Inc. ("AOF"), will be held on April 24, 1998, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey for the following purposes:

     1. FOR THE SHORT-TERM BOND FUND ONLY: To approve or disapprove a new investment advisory agreement, a new investment subadvisory agreement, and changes to the Fund's investment objective and policies in order to convert the American Odyssey Short-Term Bond Fund into the American Odyssey Global High-Yield Bond Fund, which would invest primarily in high-yield securities (sometimes called "junk bonds") from the United States and abroad.

     2. FOR THE EMERGING OPPORTUNITIES FUND ONLY: To approve or disapprove a new advisory agreement and a new subadvisory agreement to add Chartwell Investment Partners as a new subadviser for the Emerging Opportunities Fund and to increase the maximum fee rate that may be paid to subadvisers of the Emerging Opportunities Fund.

     3. To consider and transact such other business that may properly come before the meeting.

     In accordance with the AOF By-Laws, the number of votes entitled to be cast was determined as of February 9, 1998. Only those persons who had voting rights with respect to one or both Funds as of February 9, 1998 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting, please call 1-800-242-7884.

     By order of the Board of Directors.

                                       Paul S. Feinberg
                                       Senior Vice President and Secretary

     March 12, 1998

                          AMERICAN ODYSSEY FUNDS, INC.

  SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS WITH RESPECT TO THE AMERICAN ODYSSEY SHORT-TERM BOND FUND AND THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES
                                      FUND
                                 APRIL 24, 1998

                                PROXY STATEMENT

     The Board of Directors of American Odyssey Funds, Inc. ("AOF") hereby solicits voting instructions for a special meeting of persons having voting rights with respect to the American Odyssey Short-Term Bond Fund and the American Odyssey Emerging Opportunities Fund (each, a "Fund," and collectively, the "Funds"). The meeting will be held on April 24, 1998, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey, and at any and all adjournments thereof. The approximate date on which this proxy statement and the voting card will first be sent to persons having voting
rights is March   , 1998.

     The record date for determination of persons entitled to vote for purposes of this special meeting ("persons having voting rights") was February 9, 1998. Each of the Funds is a separate portfolio of AOF. AOF also includes four other portfolios, but none of those portfolios are affected by the proposals discussed in this proxy statement. Each portfolio issues a separate class of capital stock representing an interest in that portfolio. As of the record date, the
Short-Term Bond Fund had      shares outstanding, and the Emerging Opportunities
Fund had      shares outstanding. No person or entity beneficially owns more than 5% of the outstanding stock of either Fund.

     More than      % of each Fund's shares are held by The Travelers Insurance
Company ("Travelers") in separate accounts funding variable annuity and variable life insurance contracts. Pursuant to current law, AOF anticipates that Travelers will request voting instructions from contract holders, and will vote the shares represented by the value of the each contract owner's contract allocated to the particular Fund in accordance with the instructions received. Travelers will vote Fund shares held in a separate account for which it does not receive properly executed voting instructions in the same proportion as it votes shares of that Fund held in that separate account for which it does receive properly executed voting instructions. With respect to Fund shares held by qualified plans, AOF will distribute proxy materials to shareholders of record, and will vote the shares in accordance with any instructions received from them.

     Each person having voting rights in a Fund is entitled to have the number of shares related to his or her interest in that Fund voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. The votes of persons who abstain are not counted. If a person having voting rights submits a properly executed voting instruction card but omits voting instructions with respect to any item, the appropriate number of shares will be voted as if the person had given instructions to vote for approval of the item.

     Voting instructions, in order to be effective, must be received by Travelers or AOF prior to the close of business on April 17, 1998. Such instructions may be revoked provided written notice of revocation is received prior to the close of business on April 17, 1998. Alternatively, persons having voting rights may attend the meeting and vote in person, in which case any prior instructions will be revoked. This solicitation is being made by mail, but it may also be made by telephone, telecopier, or personal interview. AOF's overall investment adviser, American Odyssey Funds Management, Inc. (the "Manager"), or an affiliate will bear the costs of this solicitation attributed by the Manager to Proposal 1, and the Emerging Opportunities Fund will bear the costs of this solicitation attributed by the Manager to Proposal 2.

                        PERSONS VOTING ON EACH PROPOSAL

     Two proposals are scheduled to be considered at the special meeting. As shown in the table below:

     - The first proposal affects only the Short-Term Bond Fund. Only persons having voting rights with respect to the Short Term Bond Fund will vote on the first proposal.

     - The second proposal affects only the Emerging Opportunities Fund. Only persons having voting rights with respect to The Emerging Opportunities Fund will vote on the second proposal.

                 FUND SHARES ELIGIBLE TO VOTE ON EACH PROPOSAL

                           PROPOSAL 1: APPROVAL OF NEW
                           INVESTMENT ADVISORY AND
                           SUBADVISORY AGREEMENTS AND OF
                           CHANGES TO THE FUND'S INVESTMENT    PROPOSAL 2: APPROVAL OF NEW
                           OBJECTIVE AND POLICIES IN ORDER     INVESTMENT ADVISORY AND
                           TO CONVERT THE AMERICAN ODYSSEY     SUBADVISORY AGREEMENTS TO ADD
                           SHORT-TERM BOND FUND INTO THE       CHARTWELL INVESTMENT PARTNERS AS
                           AMERICAN ODYSSEY HIGH-YIELD BOND    A NEW SUBADVISER FOR THE
                           FUND, WHICH WOULD INVEST            EMERGING OPPORTUNITIES FUND AND
                           PRIMARILY IN HIGH-YIELD             TO INCREASE THE MAXIMUM ANNUAL
                           SECURITIES (SOMETIMES CALLED        FEE RATE THAT MAY BE PAID TO
                           "JUNK BONDS") FROM THE UNITED       SUBADVISERS OF THE EMERGING
                           STATES AND ABROAD.                  OPPORTUNITIES FUND.
                           --------------------------------    --------------------------------
Emerging Opportunities
 Fund                                                                         X
Short-Term Bond Fund                      X

                    INVESTMENT MANAGEMENT AND ADMINISTRATION

     American Odyssey Funds Management, Inc. (the "Manager"), Two Tower Center, East Brunswick, New Jersey 08816, serves as the overall investment adviser to AOF. The Manager is a wholly-owned, indirect subsidiary of Travelers Group Inc. and a member of The Copeland Companies (a related group of indirect subsidiaries of Travelers Group Inc.). Each Fund has one or more subadvisers, who perform the actual day-to-day investment management of the Fund. The Manager supervises the performance of the subadvisers and recommends changes if warranted. Rogers, Casey and Associates ("RogersCasey"), 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. The Manager pays RogersCasey's fees; RogersCasey does not receive a fee from AOF.

     The Manager provides accounting services to and keeps the accounts and records of AOF (other than those maintained by the Investors Bank and Trust Company). The Manager also serves as transfer agent and dividend disbursing agent. Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the custodian of the assets and is also the accounting services agent for each Fund. The Funds pay the fees for those services. Investors Bank and Trust Company also assists the Manager in providing certain administrative services for the Funds, and the Manager, not AOF, pays the fees for these administrative services. Copeland Equities, Inc., Two Tower Center, East Brunswick, New Jersey 08816, a wholly-owned, indirect subsidiary of Travelers Group Inc., serves as principal underwriter of AOF. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as AOF's independent accountants, providing audit services.

THE CURRENT MANAGEMENT AGREEMENT

     Both the Board of Directors and persons having voting rights have approved a new Management Agreement that is scheduled to become effective on May 1, 1998. This new Management Agreement was approved by the Board on February 13, 1997, and by persons having voting rights on April 23, 1997.

     This proxy statement includes two proposals, each of which involve a change to the Management Agreement and that would also become effective May 1, 1998. Thus, if either or both proposals are approved, the Management Agreement approved last year will be revised. If neither proposal is approved, however, the Management Agreement approved last year will still go into effect on May 1, 1998. Accordingly, the Management Agreement approved last year, although not yet effective, is referred to in this proxy statement as the "Current Management Agreement." The Management Agreement in effect through April 30, 1998 is described in Appendix A.

     The Current Management Agreement sets the Manager's fee for each Fund at an annual rate of 0.25% of the Fund's average daily net assets. The agreement calls for each Fund to pay its subadviser(s) directly. The agreement permits AOF to enter into new subadvisory agreements at fee rates different than those currently charged, so long as the fee is less than or equal to a specified maximum rate (expressed as a percentage of average daily net assets). The maximum rate for the Emerging Opportunities Fund is 0.60%, and the maximum rate for the Short-Term Bond Fund is 0.35%.

     The Current Management Agreement generally requires that the Manager serve as overall investment adviser for each of the Funds of AOF. The agreement requires the Manager to monitor the performance of each subadviser. It also requires the Manager to meet periodically with each subadviser to review and agree upon current investment strategies and programs in light of anticipated cash flows. It requires the Manager to provide periodic information to the Board of Directors about each Fund and about the subadvisers' investment performance. The agreement also provides that the Manager shall be responsible for the administration of AOF. AOF is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory and subadvisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications. For any Fund with more than one subadviser (which currently is only the Emerging Opportunities Fund), the agreement authorizes the Manager to determine the allocation of Fund assets among the subadvisers. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act). AOF and the Manager each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice.

     The following chart shows the advisory fee rates under the Current Management Agreement (and subadvisory agreements already scheduled to go into effect on May 1, 1998). The fee rates are expressed as a percentage of average daily net assets.

                          EMERGING OPPORTUNITIES FUND

                                              TOTAL    MANAGER    SUBADVISORY
                  ASSETS                       FEE       FEE          FEE
-------------------------------------------   -----    -------    -----------
First $50 million in assets allocated to
  Cowen....................................   0.75%     0.25%        0.50%
Next $50 million in assets allocated to
  Cowen....................................   0.70%     0.25%        0.45%
Asset over $100 million allocated to
  Cowen....................................   0.65%     0.25%        0.40%
First $100 million in assets allocated to
  Wilke/Thompson...........................   0.65%     0.25%        0.40%
Assets over $100 million allocated to
  Wilke/Thompson...........................   0.55%     0.25%        0.30%

                              SHORT-TERM BOND FUND

                                              TOTAL    MANAGER    SUBADVISORY
                  ASSETS                       FEE       FEE          FEE
-------------------------------------------   -----    -------    -----------
First $100 million in assets...............   0.50%     0.25%        0.25%
Assets over $100 million...................   0.40%     0.25%        0.15%

     Proposal 1 would revise the Management Agreement with respect to the Short-Term Bond Fund. Proposal 2 would revise the Management Agreement with respect to the Emerging Opportunities Fund.

     Currently, Smith Graham & Co. Asset Managers, L.P. ("Smith Graham") serves as the Short-Term Bond Fund's subadviser. If Proposal No. 1 is approved, Smith-Graham will be replaced. Currently, the Emerging Opportunities Fund has two subadvisers: Cowen & Co., through its asset management division, Cowen Asset Management ("Cowen"), and Wilke/Thompson Capital Management, Inc.
("Wilke/Thompson"). If

Proposal No. 2 is approved, Wilke/Thompson will be replaced. Cowen will continue to be a subadviser of the Emerging Opportunities Fund.

     Additional information about the Manager appears in Appendix A. Additional information about each current subadviser appears in Appendix B.

     UPON REQUEST, AOF WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO ANY PERSON HAVING VOTING RIGHTS. IF YOU WISH TO OBTAIN A COPY OF THIS REPORT, MAIL A REQUEST TO AMERICAN ODYSSEY FUNDS MANAGEMENT, INC., TWO TOWER CENTER, EAST BRUNSWICK, NEW JERSEY 08816, OR CALL 1-800-242-7884.

                               MEETING PROPOSALS

     AOF must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. AOF does not ordinarily hold annual meetings. Therefore, AOF will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called special meeting of such persons.

                                 PROPOSAL NO. 1

                              SHORT-TERM BOND FUND

 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT, A NEW INVESTMENT SUBADVISORY
   AGREEMENT, AND CHANGES TO INVESTMENT OBJECTIVE AND POLICIES TO CONVERT THE
           SHORT-TERM BOND FUND INTO THE GLOBAL HIGH-YIELD BOND FUND

     This proposal affects, and will be voted upon by, only persons having voting rights with respect to the American Odyssey Short-Term Bond Fund.

     The Board of Directors recommends approval of a proposal to convert the American Odyssey Short-Term Bond Fund (the "Old Fund") into the a new Fund, the American Odyssey Global High-Yield Bond Fund (the "New Fund"). If the proposal is approved, the New Fund will essentially become a fund entirely different from the Old Fund. The Old Fund invests primarily in investment-grade, short-term debt securities. The New Fund would invest primarily in high-yield debt securities (sometimes referred to as "junk bonds"), which typically are rated below investment grade, from the United States and abroad. The proposed investment program of the New Fund involves substantially greater risk and volatility than the current investment program of the Old Fund. It also offers potentially greater return over the long term. In addition, the New Fund's advisory fees and other expenses will be somewhat higher than the Old Fund's.

     The Board has concluded that approval of the proposal is in the best interests of the Old Fund and its investors, as well as of AOF as a whole. Conversion to the New Fund will create an attractive new investment option for investors in AOF and will eliminate a smaller Fund, whose investment objective and policies closely resemble those of another AOF Fund. The Board of Directors believes that approval of the proposal is in the best interest of persons who participate in the CHART Program(R) ("CHART Participants"), an asset allocation service. The vast majority of persons who invest in the Old Fund are CHART participants; for these and other reasons, the Board has concluded that approval of the proposal is in the best interests of the Old Fund and its investors.

     By approving the proposal, persons having voting rights will also approve:
(i) changes to the Old Fund's investment objective and investment restrictions,
(ii) an Investment Subadvisory Agreement with a new subadviser that specializes in investing in domestic and emerging market high-yield debt securities, and
(iii) amendments to the Current Management Agreement. Conversion requires that these various changes and amendments occur.

REASONS FOR THE PROPOSED CONVERSION

     Elimination of Old Fund. The Manager has recommended to the Board that the Old Fund be eliminated for several related reasons. As an initial matter, AOF seeks to offer Funds that each represent a distinct asset category because most persons invest in AOF as part of the CHART Program's asset allocation service. For example, the Core Equity Fund generally focuses on large-cap stocks, the Emerging Opportunities Fund generally focuses on small-cap stocks, the International Equity Fund focuses primarily on foreign stock, and the Long-Term Bond Fund focuses on investment-grade bonds with durations between eight and twenty-five years. The Old Fund's focus overlaps substantially, however, with that of the Intermediate-Term Bond Fund. First, the Old Fund's investment objective and investment program to achieve that objective are similar to those of the Intermediate-Term Bond Fund. The Old Fund's investment objective is to seek maximum long-term total return by investing primarily in investment-grade, short-term debt securities, while the Intermediate-Term Bond Fund seeks maximum long-term total return by investing in intermediate-term corporate debt securities. Thus, the types of securities in which the two Funds invest -- investment-grade bonds -- are quite similar, and the target duration ranges of the bonds in which each Fund invests overlap to a large extent. The dollar-weighted average maturity of the Old Fund's investments generally varies between one and five years, compared to two to seven years for the Intermediate-Term Bond Fund. For purposes of asset allocation, CHART Participants, who have a beneficial ownership interest in the vast majority of the shares of both Funds, may not need access to two Funds with overlapping asset category focuses.

     In addition, the Old Fund has a small asset base compared to the other AOF Funds. As a result, the Old Fund is less able to take advantage of economies of scale, and its expenses are therefore higher than they would otherwise be. Because of its conservative investment style, the Old Fund's returns over the long term are generally lower than those of the other Funds, making the issue of cost especially important. The Old Fund's small size may be explained in part by the fact that the vast majority of the Old Fund's shares fund variable annuity contracts. Such persons tend to have a longer term outlook that may make a focus on short-term bonds, which emphasize lower volatility rather than greater return over the long term, less desirable.

     For these reasons, the Manager has advised the Board that the Intermediate-Term Bond Fund can serve the function currently served by the Old Fund. Persons currently investing in the Old Fund can transfer that investment to the Intermediate-Term Bond Fund. CHART Participants will receive from their investment adviser information about the conversion and how it will affect them and their asset allocation.

     Introduction of New Fund. The Manager also recommended to the Board that AOF introduce a new fund that focused on high-yield debt securities, including securities from the United States and from foreign countries, especially developing markets. The Manager believes that a fund of this type will offer an attractive investment option to AOF's investors, who will benefit from its availability. Such a fund would offer the potential for higher expected returns than AOF's existing fixed-income Funds. Moreover, this type of global high-yield bond fund would broaden the asset categories available through AOF. The New Fund would invest in types of debt securities not well represented in the portfolios of the other fixed-income Funds, and its expected performance is likely to have a low correlation to any of the existing AOF Funds. CHART Participants would benefit from the availability of such a fund because of the opportunity to diversify among more diverse asset categories.

     Conversion. After exploring a number of alternative methods of phasing out the Old Fund and introducing the New Fund, the Manager determined that the most efficient course was simply to convert the Old Fund into the New Fund. Accordingly, the Manager recommended that alternative to the Board.

THE DIFFERENCES BETWEEN THE NEW FUND AND THE OLD FUND

     Conversion of the Old Fund to the New Fund would result in a significant change in the Fund's investment objective and in the types of securities in which the Fund invests. Upon conversion, the New Fund would sell most securities owned by the Old Fund and purchase new securities consistent with the New Fund's investment objective. The investment objective of the New Fund and its program for achieving that objective is described below, along with a discussion of how that objective and program differ from those of the Old Fund.

     Investment Objective. The investment objective of the New Fund will be maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which sometimes are referred to as junk bonds and which typically are rated below investment grade) from the United States and abroad. In contrast, although the Old Fund also sought long-term total return, its investment objective required that it in invest in investment-grade, short-term instruments. These latter securities tend to offer lower income and growth potential but greater stability of capital than high-yield debt securities because they generally have less risk of default and, because of their shorter average duration, less sensitivity to interest rate changes.

     Investment Program. As a general matter, the New Fund will invest in debt securities expected to generate high income. These securities are generally rated below investment grade and, although they may be of any duration, they will tend to be of longer duration. In contrast, the Old Fund invests in investment-grade debt securities that generate less income than high-yield securities and that have an average duration of one to five years.

     More specifically, to achieve its objective, the New Fund generally will invest at least 85% of its assets in a diversified portfolio of (1) domestic high-yield debt securities; (2) foreign high-yield debt securities, particularly from emerging markets; (3) investment-grade debt securities; (4) equity securities with high income potential or that are related to debt securities;
(5) mortgage-related securities; (6) asset-backed securities; (7) U.S. government securities; and (8) money market instruments. In contrast, the Old Fund does not invest any significant part of its portfolio in domestic or foreign high-yield securities, emerging markets, or equity securities. The Old Fund does invest in mortgage-related securities, asset-backed securities, U.S. government securities, and money market instruments. Each of the instruments in which the New Fund will invest is discussed below.

     Domestic High-Yield Debt. Unlike the Old Fund, the New Fund's portfolio ordinarily will include a substantial number of bonds and other debt securities that, as a class, sell at discounts from par value. These securities, sometimes referred to as junk bonds, are generally rated below investment grade by nationally recognized statistical rating organizations ("NRSROs") -- for example, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's") or of BB or lower by Standard & Poor's Corporation
("S&P") -- and are typically considered high risk securities. The New Fund may also purchase unrated debt securities of comparable quality. The New Fund may invest in a debt security of any rating; i.e., it will have no minimum rating, whereas the Old Fund must invest in securities rated at least Baa by Moody's or BBB by S&P or unrated securities of similar quality. A description of Moody's and S&P's ratings appears in Appendix F.

     Foreign High-Yield Debt. The New Fund's portfolio ordinarily will also include bonds or other debt instruments issued by foreign companies or governmental agencies that, like domestic high-yield debt securities, sell at discounts from par value. Some or all of these securities may issue from emerging markets, i.e., countries with limited or developing capital markets. The Manager anticipates, however, that the Fund's portfolio ordinarily will be more heavily weighted toward domestic, rather than foreign, high-yield debt securities. The portfolio's foreign securities may be denominated in foreign or U.S. currencies. Like their domestic counterparts, these securities are generally rated below investment grade by NRSROs or are unrated, are typically considered high risk securities, and may be referred to as junk bonds. In contrast, although the Old Fund may invest in foreign debt securities, they must be investment grade rather than high-yield and ordinarily do not issue from emerging markets.

     Investment-Grade Debt. Both the Old Fund and the New Fund may invest in investment grade debt, i.e., corporate and other debt securities rated at least Baa by Moody's or at least BBB by S&P at the time of purchase, or other debt securities judged to be of comparable quality by another NRSRO or by the subadviser. (A description of Moody's and S&P's ratings appears in Appendix F.) Both the Old Fund and the New Fund may invest in investment-grade debt securities issued in the United States or issued in foreign countries. Foreign debt securities may be denominated in either U.S. or foreign currencies. It is anticipated that the New Fund will invest a relatively small proportion of its assets in investment-grade debt securities, while a majority of the portfolio of the Old Fund consists of such securities.

     Equity Securities. Unlike the Old Fund, the New Fund may invest in certain equity securities. In particular, the New Fund may invest in equity securities, including both preferred and common stock, that the subadviser believes has potential to generate high dividend income. The New Fund may also invest in convertible securities, warrants, and units that combine debt and equity securities or that share characteristics of each. The New Fund may retain equity securities it acquires by exercising conversion options in other securities it holds. Equity securities held by the New Fund may be may issued by domestic or foreign corporations. In addition to the risks ordinarily associated with equity securities, the equity securities in which the New Fund may invest may be subject to some or all of the risks associated with investment grade and/or high-yield debt securities.

     Mortgage-Related Securities. Both the Old Fund and the New Fund may invest in mortgage-backed securities issued by the Government National Mortgage Associate ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is generally not applicable to other fixed-income investment-grade securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

     Both the Old Fund and the New Fund may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers. With respect to the Old Fund, however, such securities must be of investment-grade, whereas they need not be for the New Fund to invest in them. The issuer's obligation may vary, but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

     Both the Old Fund and the New Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.

     Asset-Backed Securities. Both the Old Fund and the New Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The asset-backed securities in which the New Fund will invest may not be as of high quality as those in which the Old Fund can invest. Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     U.S. Government Securities. Both the Old Fund and the New Fund may purchase (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury (such as obligations of the Farmers Home Administration and the Export-Import Bank), and (3) obligations issued by U.S. government agencies and instrumentalities that are neither direct obligations of nor guaranteed by the U.S. Treasury (such as obligations of Federal Land Banks, Central Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks).

     Money Market Instruments. Both the Old Fund and the New Fund may invest in money market instruments, including bank obligations and commercial paper, and may engage in repurchase agreements and reverse repurchase agreements. The New Fund will invest in these types of low-risk investments primarily for temporary defensive purposes or for liquidity reasons.

     Some of the risks of investing in the above types of securities are discussed below.

     General Risk Consideration for the New Fund. The general risk inherent in investing in the New Fund will be that the net asset value will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the New Fund will achieve its investment objective. Income and yields on high-yield securities, as on all securities, will fluctuate over time, but such fluctuations are likely to be more severe with respect to with respect to high-yield securities than the investment-grade securities in which the Old Fund invests.

     In addition, special risk considerations pertain to high-yield securities. The New Fund will invest aggressively and seeks to maximize return over time from a combination of many factors, including high current income and capital appreciation. Such aggressive investing involves greater risk and additional considerations than are present when investing in higher quality debt securities like those held by the Old Fund. These risks and considerations relate, among other things, to: (1) the speculative nature of high-yield securities, (2) their sensitivity to interest rate and economic changes, (3) payment expectations, and
(4) liquidity and valuation issues. While these risks, which are described below, provide the opportunity for maximizing return over time, they may result in greater fluctuation of the net asset value of the New Fund's shares compared to those of the Old Fund.

     Speculative Nature of High-Yield Securities. Bonds rated below investment grade generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. While such bonds will usually have some quality and protective characteristics, these characteristics are outweighed by uncertainties of major risk exposures to adverse conditions. The New Fund's subadviser will attempt to control risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts, and economic analysis, as well as fundamental analysis of individual securities. The New Fund's subadviser performs its own credit analyses of the New Fund's investments, obtains research from third-party sources, and does not rely solely on ratings assigned by rating services; as a result, achievement of the New Fund's investment objective may be more dependent on the subadviser's credit analyses than is the case for the Old Fund or any mutual fund that invests primarily in higher quality bonds. The subadviser will monitor the issuers of the New Fund's securities to determine if they will have sufficient cash flow and profits to meet required principal and interest payments. Credit ratings are meant to evaluate the safety of bond principal and interest payments, and do not necessarily serve as a proxy for the market value risk of a high-yield security. The New Fund may retain a security whose NRSRO credit rating has changed.

     Sensitivity to Interest Rate and Economic Changes. As a general matter, the yields of high-yield securities will fluctuate over time. The prices of high-yield bonds tend to be less sensitive to interest rate changes than higher-rated debt securities of similar duration, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that can adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Such events could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to a greater incidence of default. If the issuer of a bond defaulted, the New Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and therefore in the New Fund's asset value.

     Payment Expectations. High-yield bonds present certain risks based on payment expectations. For example, high-yield bonds may contain redemption or call provisions. If an issuer exercises such a provision in a declining interest rate market, the New Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

     Liquidity and Valuation. Some high-yield securities may lack an established retail secondary market and therefore may be thinly traded. This may make it more difficult to value such securities accurately or to sell them. To the extent reliable data is unavailable from an outside source, the subadviser's judgment will play a greater role in valuation. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield bonds, especially in a thinly-traded market. In addition, illiquid or restricted high-yield securities may involve special registration responsibilities, liabilities, and costs.

     Risks of Investing in Emerging Market and Other Foreign Securities. Foreign investments involve sovereign risk, which includes the risk of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent local currency from being sold). Foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may also be a risk that the subadviser may not adequately hedge those risks. Less information may be publicly available about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

     Although the Old Fund bears the above risks to the extent it invests in foreign debt securities, these risks will be intensified for the New Fund because some or all of its foreign investment may be in emerging markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. The following countries currently are not considered to have emerging market economies:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This list may change.

     Foreign Currency Transactions. To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, both the Old Fund and the New Fund may enter into forward contracts to purchase or sell foreign currencies. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the currency increase. Similarly, although such instruments are used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will be accurately predicted, thus adversely affecting the Fund's total return.

     In addition, the New Fund, but not the Old Fund, may enter into such forward contracts for investment purposes, as opposed to hedging purposes. Successful investment in foreign currency forward contracts depends upon the subadviser's ability accurately to forecast changes in foreign currency exchange rates. Making such forecasts involves techniques and capabilities different from those required to analyze debt or equity securities.

CHANGES IN INVESTMENT POLICIES

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires every mutual fund to recite in its prospectus or statement of additional information all investment policies that may be changed only if authorized by a shareholder vote. These policies are generally referred to as "fundamental" policies. In contrast, "non-fundamental" policies are those that may be changed by the company's board of directors without shareholder approval.

     The Old Fund has two types of fundamental policies -- its investment objective listed in the Prospectus, and a list of investment restrictions that appear in the Statement of Additional Information ("SAI"). To convert the Old Fund to the New Fund, the investment objective must be changed. In addition, the Board proposed revisions to certain investment restrictions with respect to the New Fund to accommodate the new objective. By approving this proposal, persons having voting rights would also approve these changes and revisions.

     Investment Objective. The Old Fund's investment objective currently reads as follows:

     "The investment objective of the Short-Term Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in investment-grade, short-term debt securities."

If this persons having voting rights approve this proposal, the investment objective will change to the following:

     "The investment objective of the Global High-Yield Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which sometimes are referred to as junk bonds and which typically are rated below investment grade) from the United States and abroad."

The new objective would make clear that the New Fund will invest in high-yield debt securities from the United States and abroad. As discussed above, the change in investment objective reflects a profound change in focus between the Old Fund and New Fund.

     Three of the Old Fund's fundamental restrictions need to be changed to accommodate the new investment objective. Each is discussed below.

     Restriction on Illiquid Securities. If persons having voting rights approve this proposal, AOF's fundamental restriction relating to illiquid securities will be revised to read as follows (the new language is underscored):

     "[No Fund shall:] Invest in illiquid securities (including repurchase agreements maturing in more than 7 days) or in the securities of issuers (other than U.S. government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation if, regarding all such securities, more than 10% of the Fund's total assets would be invested in them, except that this restriction shall not apply to the Global High-Yield Bond Fund. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities."

As described in the restriction itself, illiquid securities refer to securities subject to legal or contractual restrictions on resale or for which no readily available market exists. The current restriction mirrors a prior requirement by the Securities and Exchange Commission (the "SEC") that to preserve liquidity in case of redemption requests and for other reasons, a mutual fund should have no more than 10% of its assets in illiquid investments. The SEC has since changed that requirement to no more than 15% of a fund's net assets. Because a significant portion of high-yield debt securities are privately placed, have restrictions on resale, or otherwise may qualify as illiquid, the Manager believes that the New Fund would benefit from having additional freedom to invest in illiquid securities. Accordingly, the proposal would make the restriction inapplicable to the New Fund. Instead, the Board of Directors has prospectively adopted the following non-fundamental investment restriction (the "New Fund Illiquid Security Restriction") for the New Fund:

     "The Global High-Yield Bond Fund may not invest more than 15% of its net assets in illiquid securities, i.e., securities subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities."

These changes would permit the New Fund to invest up to the full 15% of net assets in illiquid securities, as the SEC now permits. In addition, because the New Fund Illiquid Security Restriction is non-fundamental, in the event the SEC were to raise that limit, the Board could change the restriction without obtaining any additional approval of persons having voting rights if the Board concluded that doing so was in the best interests of the Fund and its investors. At this time, however, the Board does not anticipate making any such change.

     Restriction on Loans. If persons having voting rights approve this proposal, AOF's fundamental restriction relating to lending will be revised to read as follows (the new language is underscored):

     "[No Fund shall:] Lend money, except that loans of up to 10% of the value of each Fund except for the Global High-Yield Bond Fund, and loans of up to 100% of the value of the Global High-Yield Bond Fund, may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies."

This change is necessary because the SEC has taken the view that the purchase of privately-placed bonds is equivalent to lending money. Privately-placed bonds are debt securities that have not been registered with the SEC for public trading. Although the current restriction does not permit loans per se, it does permit a Fund to purchase privately-placed bonds of up to 10% of the Fund's assets. That 10% limit corresponds to the 10% limit on illiquid securities discussed above. Limiting privately-placed bonds to 10% of assets could severely limit, however, the New Fund's investment options. Many high-yield debt instruments are privately-placed. In recent years, moreover, a number of types of privately-placed bonds have become institutionally-traded and thus are considered liquid. Accordingly, to give additional investment flexibility, the New Fund would have no limit on its investment in privately-placed bonds generally. Of course, due to the SEC's limitations and the New Fund Illiquid Security Restriction, investments in illiquid privately-placed bonds would be limited to 15% of net assets.

     Restriction on Short Sales. If persons having voting rights approve this proposal, AOF's fundamental restriction relating to short sales will be revised to read as follows (deleted language is struck out and new language is underscored):

     "[No Fund shall:] Make a short sale of securities or maintain a short position, except that the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund, and the Global High-Yield Bond Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

The revision would permit the New Fund to engage in short sales against-the-box. A short sale against-the-box is an investment technique in which a fund sells a security short when it simultaneously either owns that security or another instrument that gives the fund the absolute right to acquire the security. Because the short sale is therefore considered "covered," it does not present the same risks that are normally present when selling a security short. A short sale against-the-box does present the risk of not benefitting from a subsequent appreciation in price of the security. Each of the AOF equity Funds (the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity
Fund) has authority to engage in short sales against-the-box. The New Fund also may invest in certain types of equity securities (generally, equity securities that pay relatively high dividends, equity securities that bear some characteristics of debt securities, and equity securities acquired through exercise of a right of conversion or an option right associated with another security). Accordingly, the revision would give the New Fund authority to use the same investment technique available to the equity Funds.

INFORMATION ABOUT THE NEW SUBADVISER

     The Old Fund's subadviser was selected for its expertise in investing in short-term bonds, not the high-yield bonds in which the New Fund will invest. Accordingly, in conjunction with its recommendation to convert the Old Fund to the New Fund, the Manager, with the assistance of RogersCasey, conducted a search for a new subadviser that specialized in investing in high-yield debt securities from the United States and from abroad. The Manager and RogersCasey reviewed information about many subadvisers, from which they selected six for further consideration. After further analysis of these six subadvisers, the Manager determined to propose to the Board that BEA Associates ("BEA") be hired as subadviser to the New Fund.

     BEA serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1997, BEA managed approximately $34 billion in assets. BEA is a partnership organized under the laws of New York. BEA's sole general partner is Credit Suisse Capital Corp, a New York corporation, which is a wholly-owned subsidiary of Credit Suisse Investment Corp., a Delaware Corporation. The address for each of these entities is One Citicorp Center, 153 East 53rd Street, New York, New York 10022. Credit Suisse Investment Corp. is a wholly-owned subsidiary of Credit Suisse Group, Vetlibergstrasse 231, P.O. Box 800, CH-8070 Zurich, Switzerland, a publicly-traded Swiss corporation. BEA is a member of Credit Suisse Asset Management, an international group of companies owned or controlled by Credit Suisse Group that together manage over $128 billion in assets globally. BEA has expertise in investing in securities from various asset categories, including high-yield debt securities issued by U.S. companies and emerging market debt securities. BEA serves as investment adviser to four other registered investment companies with investment objectives similar to the New Fund's. Relevant information appears in the following chart.

                                                                  ADVISORY FEE
                                                                    RATE AS A
                                               APPROXIMATE        PERCENTAGE OF
           NAME OF REGISTERED                  SIZE AS OF         AVERAGE DAILY
           INVESTMENT COMPANY               DECEMBER 31, 1997      NET ASSETS
----------------------------------------    -----------------     -------------
BEA Income Fund, Inc.                         $ 292 million          0.50%
BEA Strategic Global Income Fund, Inc.        $  91 million          0.50%
The RBB Fund, Inc./BEA High Yield Fund        $  96 million          0.70%*
SEI High Yield Bond Portfolio                 $ 207 million          0.3375%

---------------
* BEA waived a portion of its advisory fee for The RBB Fund, Inc./BEA High Yield Fund for its most recent fiscal year. Because of this fee waiver, its actual fee equaled 0.44% of average daily net assets.

     After negotiations, the Manager and BEA agreed to present to the Board a proposed fee structure pursuant to which AOF would pay BEA a subadvisory fee equal to 0.425% of the New Fund's average daily net assets.

This fee is higher than the fee currently paid to the Old Fund's subadviser. After reviewing information provided by RogersCasey, the Manager concluded, however, that the proposed fee is reasonable and within the range of fees paid to subadvisers that advise funds with investment objectives similar to the New Fund's and that are of BEA's quality. More information about the fee is set forth below.

     The Board of Directors of AOF approved the arrangement with BEA as consistent with the best interests of investors in the Fund. More information about the Board's considerations is set forth below.

PROPOSED FEE SCHEDULE

     Under the proposed fee schedule, BEA will receive a fee equal to 0.425% of the New Fund's average daily net assets. (If additional subadvisers were later hired for the New Fund, then BEA would receive 0.425% of the average daily net assets actually allocated to it by the Manager.) No fee increase is being proposed for the Manager, who will continue to receive a net fee of 0.25% of the average daily net assets. Thus, under the proposed fee schedule, the total advisory fees will equal 0.675% of the New Fund's average daily net assets.

     The subadvisory fee schedule for the Old Fund, shown in a chart in the section above on "Investment Management and Administration," ranges from 0.15% to 0.25% of average daily net assets (although, because of the Old Fund's small asset base, the fee never actually dropped below 0.25%). The New Fund's proposed subadvisory fee of 0.425% is thus higher than the Old Fund subadvisory fee. In the Manager's opinion that comparison is not apt, however, because of differences in investment objective and investment program. Among other reasons, the Manager believes that a higher fee is both reasonable and necessary because the New Fund's subadviser will place far less reliance upon ratings assigned by nationally recognized statistical rating organization such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, and instead will have to engage in a much greater degree of fundamental analysis of individual securities.

     The Old Fund's subadviser received subadvisory fees of $       in 1997. Had
BEA served as subadviser during 1997 under the proposed fee schedule, and assuming that average daily net assets were the same, BEA would have received
subadvisory fees of $       , or        % more than the fees the Old Fund's
subadviser received.

PROPOSED SUBADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

     By approving this proposal, persons having voting rights would also approve an Investment Subadvisory Agreement with BEA and a revised Management Agreement with the Manager. Those agreements, and their differences from the current agreements, are discussed below.

     Current Management Agreement. The Current Management Agreement is described in the section above on "Investment Management and Administration."

     Current Subadvisory Agreement. The Old Fund's subadvisory agreement has been in effect since AOF commenced operations. Prior to commencement of operations, the agreement was approved by the Old Fund's initial shareholder. The agreement was most recently re-approved by the Board on May 15, 1997. The agreement provides that the subadviser shall manage the investment operations of the Fund in accordance with the Old Fund's investment objectives and policies as well as applicable law. The agreement requires the subadviser to keep certain of the Old Fund's books and records. As required by the 1940 Act, the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act). AOF, the Manager, and the subadviser each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice. A new subadvisory agreement is scheduled to go into effect on May 1, 1998, if this proposal is not approved. The new agreement includes technical revisions to reflect the fact that as of May 1, 1998, the Old Fund would pay the subadviser directly and to reflect the fact that the Old Fund could have more than one subadviser. The new agreement was approved by the Board on February 13, 1997 and by persons having voting rights on April 23, 1997. Since this new agreement is already scheduled to go into effect on May 1, 1998, it is referred to in this proposal as the "Current Subadvisory Agreement." If this proposal is approved, however, the Current Subadvisory Agreement will never go into effect.

     Proposed Management Agreement. The proposed Management Agreement is set forth in Appendix C. It is substantially similar to the Current Management Agreement, with two exceptions. First, the proposed Management Agreement reflects the New Fund's new name, the American Odyssey Global High-Yield Bond Fund, rather than the Old Fund's name. Second, under the Current Management Agreement, the maximum fee AOF may pay a subadviser to the Old Fund is 0.35% of average daily net assets; the proposed Management Agreement would raise this maximum to 0.525% for the New Fund. The Proposed Management Agreement would thus authorize AOF to pay higher subadvisory fees, but would not affect the advisory fee AOF will pay the Manager, which remains constant regardless what fees AOF pays subadvisers.

     Raising the maximum subadvisory fee permitted under the Management Agreement to 0.525% of average daily net assets would make that maximum consistent with the Current Management Agreement's maximum fees for AOF's other portfolios, each of which has a maximum 0.10% of average daily net assets higher than the highest subadvisory fee currently paid. The higher maximum preserves the Board's flexibility to enter into new or amended subadvisory agreements at slightly higher fee rates if doing so was in the best interests of the New Fund and its investors. The Board will not enter any future new or amended subadvisory agreement for the New Fund unless it concludes that the fees to be paid under that agreement are reasonable, comparable to those charged for similar services offered by other subadvisers, justified under the circumstances, and in the best interests of the New Fund and its investors.

     Proposed Subadvisory Agreement. The Proposed Subadvisory Agreement with BEA, which is set forth in Appendix D, is virtually identical to the Current Subadvisory Agreement with the Old Fund's current subadviser. The only material difference (other than names and addresses of the subadviser and the name of the New Fund) is the higher fee structure for BEA. The other provisions, such as duties, indemnification, and termination, are the same.

BOARD CONSIDERATION

     On February 5, 1998, the full Board of Directors, including all directors who are not "interested persons" of AOF (as that term is defined under the 1940
Act), met in person to discuss the Manager's recommendation to convert the Old Fund to the New Fund. The Board was given a variety of information about the Old Fund and the proposed New Fund. The Board also received information about BEA, including information about the firm's history and ownership, biographies of BEA's key personnel, information about BEA's investment approach for domestic high-yield bond portfolios and for emerging market bond portfolios, past performance data for these types of portfolios managed by BEA, and information about fees charged by BEA for those accounts. The Board was also given general information about fees and expenses of high-yield bond funds, including global high-yield bond funds.

     After presentations by the Manager, the Manager's consultant (RogersCasey) and BEA, the Board unanimously passed resolutions approving (i) the changes in investment objective and investment restrictions, (ii) the proposed Management Agreement, and (iii) the proposed subadvisory agreement with BEA. The Board submitted each of these actions -- the subjects of this proposal -- for the approval of persons having voting rights with respect to the Old Fund. In addition, the Board passed several additional resolutions intended to help carry out the conversion. Pursuant to these additional resolutions, the name of the Fund will change to its new name, the "American Odyssey Global High-Yield Bond Fund"; the investment subadvisory agreement with the Old Fund's subadviser will terminate; and the New Fund Illiquid Security Restriction will become effective. Although these additional actions do not require shareholder approval, none of them will be implemented unless persons having voting rights approve this proposal.

     The Board passed the resolutions after concluding that the conversion was in the best interests of the Old Fund and its investors, as well as of AOF as a whole. In reaching this conclusion, the Board also concluded that the proposed subadvisory agreement with BEA and the proposed Management Agreement were in the best interests of the Old Fund and its investors. In making these determinations, the Board considered a variety of factors, including those discussed below.

     Elimination of the Old Fund. The Board had previously considered information from the Manager and from RogersCasey about the Old Fund, its asset size and growth, its performance compared to the benchmark index, and a comparison of its investment objective and target maturity with those of the Intermediate-Term Bond Fund. The Board also considered information about investors in the Old Fund and the high percentage of shares of the Fund that underlie variable annuity contracts owned by CHART Participants. According to the Manager, the asset allocation category of the Old Fund and the Intermediate-Term Bond Fund overlap, that the Intermediate-Term Bond Fund could adequately serve in place of the two separate Funds, and that present investors in the Old Fund desiring to invest in a similar asset class could transfer their investments to the Intermediate-Term Bond Fund. The Board concluded that elimination of the Old Fund was in the best interests of the Old Fund and its investors, most of whom invest in the Fund as part of the CHART asset allocation program. Given that the investment program followed by the Old Fund would terminate, the Board decided also to terminate the Old Fund's subadvisory agreement with its subadviser.

     Creation of the New Fund. The Board considered information from the Manager and from RogersCasey about the need for a fund investing in global high-yield securities and the extent to which such a fund would differ from current AOF offerings. According to the Manager, broadening the asset categories available was in the best interests of AOF and its investors. Most AOF investors participate in the CHART Program and therefore, according to the Manager, would benefit from the availability of an additional asset category. The Manager also supplied information about the further diversification provided by combining domestic high-yield bonds and emerging market bonds. The Board concluded that creation of the New Fund was in the best interests of AOF and its investors. The Board also considered information about the proposed changes to the investment objective and restrictions, and concluded that the changes were necessary and appropriate in light on the conversion and were therefore in the best interests of the Old Fund and its investors.

     The Nature and Quality of BEA's Services. The Board considered BEA's personnel and its proposed investment approach. BEA explained that it will divide the portfolio up between a domestic high-yield bond component and a smaller emerging market bond component, and that each component generally would be managed by different personnel. BEA uses a top-down process that focuses on industrial sectors and emerging market regions to make initial screening decisions and to provide diversification, coupled with fundamental analysis at the individual security level. BEA explained how its international expertise makes it particularly suited as a subadviser to the Fund. The Board also examined the composition of sample portfolios managed by BEA.

     BEA's Historical Performance. The Board considered materials presented by RogersCasey and BEA showing BEA's past performance managing domestic high-yield bond accounts and emerging market bond accounts. Those returns showed strong performance over the long-term when compared to the relevant indices and the performance of other managers of similar funds.

     Fees. The Board considered the fact that the proposed subadvisory fee is higher than the Old Fund's subadvisory fees. The Board also considered the fact that unlike other AOF Funds, the subadvisory fee rate does not decline as assets increase. The Manager and RogersCasey explained to the Board that the proposed fee was reasonable compared to other subadvisers of similar quality specializing in this type of investment portfolio. The Board compared the proposed fee with fees charged by other advisers for high-yield bond funds. The Board agreed with the Manager's conclusion that the proposed fees for the New Fund, after taking into account both the Manager's fee and BEA's fee, are within the range of fees charged by similar advisers for similar services and that the fees are reasonable. The Board also considered the reasonableness of the fee flexibility provided through the new maximum subadvisory fee in the proposed Management Agreement. It concluded the maximum fee was both reasonable and provided sufficient flexibility for future subadvisory agreements. The Board will not enter any future new or amended subadvisory agreement for the New Fund, however, unless it concludes that the fees to be paid under that agreement are reasonable, comparable to those charged for similar services offered by other subadvisers, justified under the circumstances, and in the best interests of the New Fund and its investors.

ADDITIONAL FEE INFORMATION

     1997 Fee Information. The following table summarizes the expenses of the Old Fund during 1997. It follows the format used in the "Summary of Expenses" section on pages 3-4 of the prospectus. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                             SHORT-TERM
                                                             BOND FUND
                                                             ----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases...................................       None
Sales Load on Reinvested Dividends........................       None
Deferred Sales Load Imposed on Redemption.................       None
Exchange Fees.............................................       None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Advisory Fees.............................................      0.  %
12b-1 Fees................................................       None
Other Expense.............................................      0.  %
TOTAL FUND OPERATING EXPENSES.............................      0.  %

     The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares in the Old Fund after having held them for one, three, five, and ten year periods respectively. The example is based on the 1997 expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                       SHORT-TERM
                                                       BOND FUND
                                                       ----------
EXAMPLE

A shareholder would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return
  and (2) redemption at end of each time period:
           1 year...................................     $
           3 years..................................     $
           5 years..................................     $
          10 years..................................     $

Pro Forma Fee Information

     The following table shows an estimate of what 1997 expenses would have been had BEA served as subadviser for the New Fund under the Proposed Subadvisory Agreement. As in the first table, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                               GLOBAL
                                                              HIGH-YIELD
                                                              BOND FUND
                                                              ---------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases....................................      None
Sales Load on Reinvested Dividends.........................      None
Deferred Sales Load Imposed on Redemption..................      None
Exchange Fees..............................................      None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Advisory Fees..............................................     0.  %
12b-1 Fees.................................................      None
Other Expenses.............................................     0.  %
TOTAL FUND OPERATING EXPENSES..............................     0.  %

     The following example shows the total expenses that would be payable if a shareholder in the New Fund redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma 1997 expenses listed in the above table.

Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                         GLOBAL
                                                        HIGH-YIELD
                                                        BOND FUND
                                                        ---------
EXAMPLE

A shareholder would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return
  and (2) redemption at end of each time period:
           1 year....................................    $
           3 years...................................    $
           5 years...................................    $
          10 years...................................    $

EFFECT ON CURRENT INVESTORS

     If this proposal is approved, the conversion of the Old Fund to the New Fund will occur on May 1, 1998. The Manager anticipates that current investors in the Old Fund desiring to maintain an investment in a similar asset category will transfer their investment to the Intermediate-Term Bond Fund. In addition, CHART Participants will receive from their investment adviser information about the conversion and how it will affect them and their asset allocation. Other investors should arrange to make the necessary transfer prior to May 1, 1998, unless they intend to invest in the New Fund the amount previously invested in the Old Fund.

REQUIRED VOTE

     The proposal will be adopted if approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. If the proposal is adopted, the conversion will occur on May 1, 1998.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1

                                 PROPOSAL NO. 2

                          EMERGING OPPORTUNITIES FUND

   APPROVAL OF ADVISORY AGREEMENTS TO ADD CHARTWELL INVESTMENT PARTNERS AS A
    SUBADVISER FOR THE EMERGING OPPORTUNITIES FUND AND TO RAISE THE MAXIMUM
                          SUBADVISORY FEE FOR THE FUND

     This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Emerging Opportunities Fund (the "Fund").

     The Board of Directors recommends approval of a proposal that would (i) add Chartwell Investment Partners ("Chartwell") as a new subadviser for the Fund and
(ii) amend the Current Management Agreement to raise the maximum fee AOF may pay subadvisers for the Fund in order to enter into the subadvisory agreement with Chartwell and to provide future flexibility to hire other subadvisers for the Fund if necessary. The fee proposed for Chartwell is higher than the fees paid to the Fund's current subadvisers.

     On February 5, 1998, the Board of Directors of AOF voted to terminate, effective May 1, 1998, the subadvisory agreement with Wilke/ Thompson Capital Management, Inc. ("Wilke/Thompson"), pursuant to which Wilke/Thompson serves as a subadviser to the Fund. The Board, including all directors who are not "interested persons" of AOF or the Manager, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), also approved a new subadvisory agreement that would add, effective May 1, 1998, Chartwell as a new subadviser for the Fund. In addition, the Board of Directors, again including all directors who are not "interested persons" of AOF or the Manager, approved a revised Management Agreement between AOF and the Manager that would raise, effective May 1, 1998, the maximum subadvisory fee that AOF may pay a subadviser to the Fund to 0.80% of average daily net assets per year (the "Proposed Management Agreement"). To become effective, the subadvisory agreement with Chartwell and the revised Management Agreement require shareholder approval.

     Currently, the Fund has two subadvisers: Wilke/Thompson and Cowen & Co., through its asset management division, Cowen Asset Management ("Cowen"). The Manager allocates the Fund's assets between the two subadvisers. Pursuant to its responsibilities to AOF under the Management Agreement, the Manager recommended the termination of the subadvisory agreement with Wilke/Thompson. The Manager arrived at this recommendation after a detailed examination of Wilke/Thompson's performance compared to other money managers that follow a similar investment strategy. Although Wilke/Thompson has provided the services it is required to provide under its subadvisory agreement, the Manager concluded that the best interests of the Fund and its shareholders would be better served if another subadviser replaced Wilke/Thompson.

     Although the Fund already has a second subadviser (Cowen), the Manager also determined that the Fund benefits from the diversification provided by having multiple subadvisers. Pursuant to its investment objective, the Fund seeks to maximize total return by investing primarily in smaller, rapidly growing companies. By having assets managed by separate subadvisers who employ different investment approaches in pursuing that objective, shareholders in the Fund receive the benefits of diversifying among investment philosophies. Cowen utilizes a "value" approach, which emphasizes, among other things, a focus on smaller companies that have fallen out of favor with, or are not well covered by, Wall Street analysts. Wilke/Thompson employs a "growth" approach to investing in small companies, pursuant to which it focuses on small companies it believes will experience significant growth in earnings over the long term. The Manager, with the assistance of RogersCasey, conducted a search for a new subadviser that also employed a similar growth approach to small company investing, and whose record held out prospects for improved performance. The Manager and RogersCasey reviewed information about many subadvisers, and selected seven for more detailed review. After interviews with those seven subadvisers, the Manager determined to propose to the Board that Chartwell be hired to replace Wilke/Thompson as a second subadviser for the Fund.

     After negotiations, the Manager and Chartwell agreed to present to the Board a fee structure that provided somewhat higher fees for Chartwell than the fees currently paid to either Cowen or Wilke/Thompson. After reviewing information provided by RogersCasey, the Manager concluded that the prevailing rates for fund advisers focusing on investing in small companies has increased since last year when Cowen became a subadviser for the Fund. The Manager and RogersCasey believe that Chartwell's proposed fee is reasonable and within the range of fees currently paid to subadvisers of the caliber of Chartwell. More information about the fee appears below.

     The Board of Directors of AOF approved the arrangement with Chartwell as consistent with the best interests of investors in the Fund. More information about the Board's considerations appears below.

     Persons having voting rights have approved an arrangement, and the Securities and Exchange Commission has issued an order, that grants, effective May 1, 1998, the Board of Directors authority to hire new subadvisers and to enter into new or amended subadvisory agreements without obtaining the approval of persons having voting rights. For the Board to use this authority, however, the new or amended subadvisory agreement must specify a subadvisory fee at or below a maximum fee rate approved by persons having voting rights. The proposed fee for Chartwell is greater than the current maximum approved fee. Accordingly, the Board decided to submit this proposal to persons having voting rights in the Fund. By approving this proposal, persons having voting rights will approve the subadvisory agreement, including the new fee structure, with Chartwell. In addition, approval of the proposal will raise the maximum permissible subadvisory fee for the Fund. These matters are discussed in more detail below.

PROPOSED SUBADVISORY FEE SCHEDULE

     The proposed subadvisory agreement provides for a higher fee for Chartwell than the Fund currently pays it subadvisers. The current subadvisory fees, shown in a chart in the section above on "Investment Management and Administration," range from 0.30% to 0.50% of average daily net assets. The proposed subadvisory agreement with Chartwell calls for fees ranging from 0.45% to 0.70%. The chart below shows the advisory fees that would be effect if this Proposal is approved. No fee increase is proposed for either the Manager or for Cowen, both of which will continue to serve in their current capacities.

                                              TOTAL    MANAGER    SUBADVISORY
                  ASSETS                       FEE       FEE          FEE
-------------------------------------------   -----    -------    -----------
First $50 million in assets allocated to
  Chartwell                                   0.95%     0.25%        0.70%
Next $50 million in assets allocated to
  Chartwell                                   0.75%     0.25%        0.50%
Asset over $100 million allocated to
  Chartwell                                   0.70%     0.25%        0.45%
First $50 million in assets allocated to
  Cowen                                       0.75%     0.25%        0.50%
Next $50 million in assets allocated to
  Cowen                                       0.70%     0.25%        0.45%
Assets over $100 million allocated to Cowen   0.65%     0.25%        0.40%

     The maximum fee rate payable to Chartwell under the proposed subadvisory agreement is 0.70% of average daily net assets. This rate applies if the Manager allocated $50 million or less of the Fund's assets to Chartwell; if the Manager allocates more than $50 million in assets to Chartwell, its fee rate will decrease to below 0.70%. As of December 31,

1997, the Fund had net assets of $       , of which the Manager had allocated
$       to Cowen and $       to Wilke/Thompson.

     Wilke/Thompson received subadvisory fees of $       in 1997. Had Chartwell
served as subadviser during 1997 under the proposed fee schedule, and assuming that it had managed the same average daily net assets as Wilke Thompson did,
then Chartwell would have received subadvisory fees of $       , or      % more
than the fees Wilke Thompson received.

CURRENT AGREEMENTS

     Management Agreement. The Current Management Agreement is described in the section above on "Investment Management and Administration."

     Subadvisory Agreements. Cowen and Wilke/Thompson each have a separate subadvisory agreement with AOF. The two agreements are substantially similar, except for the subadvisory fee each subadviser receives. Persons having voting rights approved both agreements on April 23, 1997, and both agreements have been in effect since May 1, 1997. The Board re-approved both agreements on May 15, 1997. The agreements provide that the respective subadviser shall manage the investment operations of the assets of the Fund allocated to it in accordance with the Fund's investment objectives and policies as well as applicable law. Each agreement requires the respective subadviser to keep certain of the Fund's books and records. As required by the 1940 Act, each agreement provides that it shall continue in effect for a period of more than two years only so long as the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act), specifically approves that continuance. AOF, the Manager, and the respective subadviser each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice. New subadvisory agreements are already scheduled to go into effect on May 1, 1998. The new agreements include technical revisions to reflect the fact that as of May 1, 1998, the Fund will pay each subadviser directly. The Board approved those new agreements on February 13, 1997, and persons having voting rights approved them on April 23, 1997. Since these new agreements are already scheduled to go into effect on May 1, 1998, they are referred to in this proxy statement as the "Current Subadvisory Agreements."

PROPOSED AGREEMENTS

     The proposed agreements are set forth in Appendices C and E. Set forth below is a description of the material differences between the proposed agreements and the current agreements.

     Proposed Management Agreement. The Proposed Management Agreement is substantially the same as the Current Management Agreement, with one exception. Under the Current Management Agreement, the maximum fee AOF may pay a subadviser to the Fund is 0.60% of average daily net assets; the Proposed Management Agreement would raise this maximum to 0.80%. The Proposed Management Agreement would thus authorize AOF to pay higher subadvisory fees, but would not affect the advisory fee AOF will pay the Manager, which remains constant regardless what fees AOF pays subadvisers.

     As explained above, the proposed subadvisory agreement with Chartwell would pay the subadviser up to 0.70% of average daily net assets, which would require raising the maximum permitted to at least that rate. Raising the maximum to 0.80% would make that maximum consistent with the Current Management Agreement's maximum fees for AOF's other portfolios, each of which has a maximum 0.10% higher than the highest subadvisory fee currently paid. The higher maximum preserves the Board's flexibility to enter into new or amended subadvisory agreements at slightly higher fee rates if doing so was in the best interests of the Fund and its investors. The Board will not enter any future new or amended subadvisory agreement for the Fund unless it concludes that the fees to be paid under that agreement are reasonable, comparable to those charged for similar services offered by other subadvisers, justified under the circumstances, and in the best interests of the Fund and its investors.

     Proposed Subadvisory Agreement. The Proposed Subadvisory Agreement with Chartwell is virtually identical to the Current Subadvisory Agreements with the Fund's current subadvisers. The only material difference (other than names and addresses of the parties) is the higher fee structure for Chartwell. The other provisions, such as duties, indemnification, and termination, are the same.

INFORMATION ABOUT CHARTWELL

     Set forth below is additional information about Chartwell. More information about the Manager is included in Appendix A. More information about Wilke/Thompson and Cowen is included in Appendix B.

     Chartwell serves as investment adviser to one other registered investment company with an investment objective focusing on small-cap companies. Relevant information appears in the following chart.

  NAME OF REGISTERED           SIZE AS OF
  INVESTMENT COMPANY        DECEMBER 31, 1997              ADVISORY FEE RATE
-----------------------   ---------------------    ----------------------------------
Vanguard Explorer Fund    $2.5 Billion, of         0.40% of first $250 million
                          which Chartwell          managed by Chartwell, plus 0.30%
                          manages $220 million     of the next $250 million managed
                                                   by Chartwell, plus 0.20% of assets
                                                   over $500 million managed by
                                                   Chartwell*

---------------
* Chartwell's advisory fee may be increased or decreased by up to 20% of its base fee depending upon its performance compared to the Small Company Growth Fund Stock Index, an index of small capitalization stocks.

     Chartwell is a limited partnership organized under the laws of the state of Pennsylvania. Winthrop S. Jessup serves as Chartwell's principal executive officer. Chartwell has one general partner, Chartwell G.P., Inc. The following individuals, each of whom is also a Chartwell limited partner, each own 10% or more of the stock of Chartwell G.P., Inc.: Edward N. Antoian, Winthrop S. Jessup, Michael J. McCloskey, Kevin A. Melich, Harold A. Ofstie, Timothy J. Riddle, and Bernard P. Schaffer. The address for each individual (including Mr. Jessup), for Chartwell, and for Chartwell G.P. is 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312.

BOARD CONSIDERATION

     On February 5, 1998, the full Board of Directors, including all directors who are not "interested persons" of AOF (as that term is defined under the 1940
Act), met in person to discuss the Manager's recommendation to replace Wilke/Thompson with Chartwell as a subadviser for the Fund. The Board was given a variety of information about Chartwell, including information about the firm's history and ownership, biographies of Chartwell's key personnel, information about Chartwell's investment approach for small capitalization portfolios, past performance data for small capitalization accounts managed by Chartwell, and information about fees charged by Chartwell for those accounts. Chartwell was founded in April 1997, and therefore has a limited investment performance history. Its key personnel, however, formerly worked at Delaware Management Co. ("Delaware"), which also provide investment advisory services. For that reason, the Board also looked at the investment record of the key personnel while at Delaware. The Board also received information about fees and expenses of small capitalization funds generally.

     After presentations by the Manager, the Manager's consultant, RogersCasey, and Chartwell, the Board unanimously voted to terminate Wilke/ Thompson's subadvisory agreement effective May 1, 1998, and to approve the revised Management Agreement and the new subadvisory agreement with Chartwell. The Board determined that the proposed agreements were in the best interests of investors in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

     Replacement of Wilke/Thompson. The Board considered information provided by the Manager and RogersCasey about Wilke/Thompson's performance as a subadviser for the Fund. The Board agreed with the Manager's conclusion that Wilke/Thompson's rate of return on investment has not been as strong as was hoped, while volatility has been high compared with other small cap-oriented funds. The Board concluded that the best interests of the Fund and its investors would be better served by replacing Wilke/Thompson with a different subadviser.

     Diversification. As noted above, the Manager recommended to the Board that the Fund continue to have more than one subadvisers with different investment styles to foster diversification of the Fund's assets, with the goal of reducing volatility. Wilke/Thompson takes what is generally viewed as a "growth" approach to investing. It focuses primarily on projected earnings growth. Cowen takes what is often termed a "value" approach, which emphasizes the search for companies that are undervalued by the market. Because Wilke/Thompson was to be replaced, the Manager and RogersCasey focused their search on advisers that take the growth approach. Chartwell was among the subadvisers meeting this criterion. The Board considered materials presented by RogersCasey analyzing the composition of representative Chartwell portfolios. The Board also considered the Fund's performance compared to benchmark indices, and determined that it would be appropriate to continue to seek to reduce volatility through diversification.

     The Nature and Quality of Chartwell's Services. The Board considered Chartwell's personnel and investment approach. Chartwell explained that it focuses on small growth companies that demonstrate strong increases in earnings per share. In particular, Chartwell looks for companies that continually broaden their fundamental capabilities, competitive positions, product and service offerings, and customer bases. Chartwell uses fundamental analysis, rather than relying upon solely upon "momentum-driven" quantitative data. Accounts managed by Chartwell have typically reflected concentrations in the consumer, consumer and business services, health care, and technology sectors and are characterized by relatively low turnover compared to many growth portfolios.

     Chartwell's Historical Performance. The Board considered materials presented by RogersCasey and Chartwell showing the performance record of Chartwell's key personnel managing small capitalization accounts both at Chartwell and at Delaware (their previous employer). Those returns showed strong performance over the long-term when compared to the relevant indices and the performance of other small capitalization managers.

     Fees. The Board considered the fact that the fees proposed for Chartwell are higher than the fees currently paid to the Fund's subadvisers and, for the first $50 million allocated to Chartwell, higher than authorized under the Current Management Agreement. The Manager and RogersCasey explained to the Board that the market for investment advisers has continued to become more expensive in the past year since Cowen was hired, and that they believed that the Fund would not be able to retain an adviser of the quality demonstrated by Chartwell the same price currently being paid to the Fund's subadvisers. The Board also compared the proposed Chartwell fee with fees charged by other advisers to mutual funds or other clients. In this regard, the Board considered information gathered by RogersCasey regarding advisory fees for small capitalization funds. The Board agreed with the Manager's conclusion that the proposed fees for the Fund -- taking into account the Manager's fee, Cowen's fee, and Chartwell's fee -- are within the range of fees charged by similar advisers for similar services and that the fees are reasonable. The Board also considered the reasonableness of the fee flexibility provided through the new maximum subadvisory fee in the proposed Management Agreement. It concluded the maximum fee was both reasonable and provided sufficient flexibility for future subadvisory agreements. The Board will not enter any future new or amended subadvisory agreement for the Fund, however, unless it concludes that the fees to be paid under that agreement are reasonable, comparable to those charged for similar services offered by other subadvisers, justified under the circumstances, and in the best interests of the Fund and its investors.

ADDITIONAL FEE INFORMATION

  A. 1997 Fee Information

     The following table summarizes the expenses of the Fund during 1997. It follows the format used in the "Summary of Expenses" section on pages 3-4 of the prospectus. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under your contract, such as sales charges or mortality and expense risk charges.

                                                              EMERGING
                                                            OPPORTUNITIES
                                                                FUND
                                                            -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases..................................        None
Sales Load on Reinvested Dividends.......................        None
Deferred Sales Load Imposed on Redemption................        None
Exchange Fees............................................        None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Advisory Fees............................................       0.  %
12b-1 Fees...............................................        None
Other Expenses...........................................       0.  %
TOTAL FUND OPERATING EXPENSES............................       0.  %

     The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the 1997 expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                        EMERGING
                                                      OPPORTUNITIES
                                                          FUND
                                                      -------------
EXAMPLE

A shareholder would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return
  and (2) redemption at end of each time period:
           1 year..................................      $
           3 years.................................      $
           5 years.................................      $
          10 years.................................      $

  B. Pro Forma Fee Information

     The following table shows an estimate what 1997 expenses would have been had Chartwell and Cowen served as subadvisers for the Fund under Chartwell's Proposed Subadvisory Agreement and Cowen's Current

Subadvisory Agreement. Because the two subadvisers have different fees, overall fees will vary depending on the allocation of assets between the subadvisers. The chart below assumes that during 1997 the Fund's assets were equally divided between the subadvisers. As in the first table, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                              EMERGING
                                                            OPPORTUNITIES
                                                                FUND
                                                            -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases..................................        None
Sales Load on Reinvested Dividends.......................        None
Deferred Sales Load Imposed on Redemption................        None
Exchange Fees............................................        None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Advisory Fees............................................       0.  %
12b-1 Fees...............................................        None
Other Expenses...........................................       0.  %
TOTAL FUND OPERATING EXPENSES............................       0.  %

     The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma 1997 expenses listed in the above table. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                        EMERGING
                                                      OPPORTUNITIES
                                                          FUND
                                                      -------------
EXAMPLE

A shareholder would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return
  and (2) redemption at end of each time period:
           1 year..................................      $
           3 years.................................      $
           5 years.................................      $
          10 years.................................      $

REQUIRED VOTE

     The proposal will be adopted if approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. If adopted, the proposed changes will be effective on May 1, 1998.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2

                                                                      APPENDIX A

                    ADDITIONAL INFORMATION ABOUT THE MANAGER
                             MANAGEMENT AGREEMENTS

     The chart below sets forth the name and principal occupation of the principal executive officer and each director of the Manager. The address for each person is Two Tower Center, East Brunswick, NJ 08816.

       NAME              POSITION WITH MANAGER           PRINCIPAL OCCUPATION
-------------------   ----------------------------   ----------------------------
Robert C. Dughi       Chairman of the Board and      Board of Directors and Chief
                      President                      Executive Officer, The
                                                     Copeland Companies and
                                                     various affiliates
Mark M. Skinner       Director and Executive Vice    Executive Vice President and
                      President                      Chief Marketing Officer, The
                                                     Copeland Companies;
                                                     President, Copeland
                                                     Equities, Inc.; Executive
                                                     Vice President, Copeland
                                                     Financial Services, Inc.
                                                     ("CFS")
Paul S. Feinberg      Director, Senior Vice          Senior Vice President and
                      President, and General         General Counsel, The
                      Counsel                        Copeland Companies. Also:
                                                     Senior Vice President and
                                                     General Counsel of CFS and
                                                     Copeland Equities, Inc.
Michael R. Zarelli    Director, Senior Vice          Senior Vice President,
                      President, Chief Financial     Finance, Chief Financial
                      Officer, and Treasurer         Officer, and Treasurer, The
                                                     Copeland Companies. Also:
                                                     Senior Vice President, Chief
                                                     Financial Officer, and
                                                     Treasurer of CFS and
                                                     Copeland Equities, Inc.

     The following chart provides information about the directors and officers of AOF who are also directors or officers of the Manager.

      NAME             POSITION WITH MANAGER           POSITION WITH AOF
-----------------   ---------------------------   ---------------------------
Robert C. Dughi     Chairman of the Board and     Chairman of the Board and
                    President                     President
Mark M. Skinner     Director and Executive Vice   Director
                    President
Paul S. Feinberg    Director, Senior Vice         Senior Vice President and
                    President, General Counsel    Secretary
                    and Secretary
Michael R.          Director, Senior Vice         Senior Vice President and
  Zarelli           President, Finance, Chief     Treasurer
                    Financial Officer and
                    Treasurer
Mark E. Freemyer    Vice President                Vice President

     In 1997, the Emerging Opportunity Fund paid the Manager $       ; the
Manager retained $       of this amount as its net fee and paid the remainder to
the Fund's subadvisers. In 1997, the Short-Term Bond Fund paid the Manager
$       ; the Manager retained $       of this amount as its net fee and paid
the remainder to the Fund's subadviser. In addition, AOF's other portfolios paid
the Manager a total of $       , of which the Manager retained $       as its
net fee and paid the remainder to the portfolios' various subadvisers.

     The Manager is a wholly-owned subsidiary of The Copeland Companies, Two Tower Center, East Brunswick, NJ 08816, which is a wholly-owned subsidiary of The Plaza Corporation, One Tower, Square Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of PFS Services, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Associated Madison Companies, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Travelers Group Inc., 388 Greenwich Street, New York, New York 10013, a publicly-owned corporation.

     As explained in the previous section on "Investment Management and Administration," the proxy statement refers to the "Current Management Agreement" as the form of the agreement already scheduled to go into effect on May 1, 1998 because persons having voting rights have already approved that form of the agreement. The form of the Management Agreement in effect through April 30, 1998 (the "Original Management

Agreement") differs from the Current Management Agreement in three material respects. First, although both versions set forth the same total advisory fees, the Original Management Agreement calls for AOF to pay the full advisory fee to the Manager, who then in turn pays a portion of that fee to the subadviser, while the Current Management Agreement calls for the AOF to pay a portion of the fee to the Manager directly and the remainder of the fee to the subadviser directly. Second, the Original Management Agreement does not contemplate an arrangement under which the Board can approve subadvisers without shareholder approval, and thus does not include the subadvisory fee limits included in the Current Management Agreement. Third, the Original Management Agreement gives the Manager the authority to determine the allocation of the Emerging Opportunities Fund's assets among its several subadvisers, and the Current Management Agreement extends this authority to any portfolio that may in the future have more than one subadviser.

     The Original Management Agreement has been in effect since AOF commenced operations. Prior to commencement of operations, the agreement was approved by AOF's initial shareholder. The Board most recently re-approved the agreement on May 15, 1997. On April 23, 1997, persons having voting rights with respect to the Emerging Opportunities Fund approved amendments to the Original Management Agreement with respect to that Fund. Those amendments, which added Cowen as a subadviser and changed the Emerging Opportunities Fund's advisory fee to reflect Cowen's subadvisory fee, became effective May 1, 1997.

                                                                      APPENDIX B

                    ADDITIONAL INFORMATION ABOUT SUBADVISERS
                           AND SUBADVISORY AGREEMENTS

     The subadvisory agreement for the Short-Term Bond Fund has been in effect since AOF commenced operations. Prior to commencement of operations, this agreement was approved by the Fund's initial shareholder. The agreement was most recently re-approved by the Board on May 15, 1997. The agreement provides that the subadviser shall manage the investment operations of the Fund in accordance with the Fund's investment objectives and policies as well as applicable law. The agreement requires the subadviser to keep certain of the Fund's books and records. As required by the 1940 Act, the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act). AOF, the Manager and the subadviser each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice. On April 23, 1997, persons having voting rights with respect to the Short-Term Bond Fund approved a new subadvisory agreement, which is scheduled to become effective on May 1, 1998. That new agreement is substantially similar to the existing agreement, except that it implements certain changes, to permit the Fund to have more than one subadviser. Specifically, the new agreement provides that the subadviser will manage that portion of the Fund's assets allocated to the subadviser, and that the subadviser's fee (which will now be paid directly by AOF rather than by the Manager) will be based upon the assets actually allocated to the subadviser, rather than all of the Fund's assets.

Smith Graham & Co. Asset Managers, L.P.
(Short-Term Bond Fund)

     The chart below sets forth the name and principal occupation of the principal executive officers of Smith Graham & Co. Asset Managers, L.P. ("Smith Graham"). The address for each person and for Smith Graham is

6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007.

                              POSITION WITH
          NAME                SMITH GRAHAM           PRINCIPAL OCCUPATION
------------------------   -------------------   -----------------------------
Gerald B. Smith.........   Chairman & Chief      Chairman & Chief Executive
                           Executive Officer     Officer, Smith Graham &
                                                 Company
Ladell Graham...........   President & Chief     Chairman & Chief Investment
                           Investment Officer    Officer, Smith Graham &
                                                 Company

     During 1997, Smith Graham paid $     in brokerage commissions to the [ANY
AFFILIATED BROKER]. Those commissions represented        % of the Short-Term
Bond Fund's total brokerage commissions paid in 1997.

     Smith Graham received subadvisory fees totaling $     for advisory services
provided to the Short-Term Bond Fund in 1997.

     Smith Graham is organized as a limited partnership and is owned by Smith, Graham & Company, 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002, the only general partner, and Robeco Texas, Coolsingel 120, Postbus 973, N.L. 3000 AZ, Rotterdam, The Netherlands, the only limited partner. The principal shareholders of Smith, Graham & Company are Gerald B. Smith and Ladell Graham, whose address is listed above. Robeco Texas is a wholly-owned subsidiary of the Robeco Group, Coolsingel 120, NL 3011 AG, Rotterdam, The Netherlands, which is a Netherlands corporation.

Wilke/Thompson Capital Management, Inc.
(Emerging Opportunities Fund)

     The chart below sets forth the name and principal occupation of the principal executive officer and directors of Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"). The address for each person is 3800 Norwest Center, 90 South 7th Street, Minneapolis, MN 55402.

                               POSITION WITH
         NAME                 WILKE/THOMPSON             PRINCIPAL OCCUPATION
-----------------------   -----------------------   ------------------------------
Paul L. Hayne..........   President and Director    President and Chief Executive
                                                    Officer, Wilke/Thompson
Mark A. Thompson.......   Director                  Chief Investment Officer,
                                                    Wilke/Thompson

     Wilke/Thompson received subadvisory fees totaling $     for advisory
services provided to the Emerging Opportunities Fund in 1997.

Cowen & Co.
(Emerging Opportunities Fund)

     The principal executive officer for Cowen & Co. ("Cowen") is Joseph M. Cohen. Cowen is a limited partnership with one general partner, Cowen Incorporated. Cowen Incorporated is controlled by Mr. Cohen. The address for Mr. Cohen and for Cowen Incorporated is Financial Square, 31st Floor, New York, NY 10005. At the time this proxy statement was distributed, Societe Generale, a French corporation, had entered into a preliminary agreement to acquire Cowen.

     Cowen received subadvisory fees totaling $     for advisory services
provided to the Emerging Opportunities Fund in 1997.

     Cowen serves as investment adviser to one other registered investment company with an objective similar to the Fund. Relevant information appears in the following table.

      NAME OF REGISTERED             SIZE AS OF
      INVESTMENT COMPANY          DECEMBER 31, 1997        ADVISORY FEE RATE
-------------------------------   -----------------    --------------------------
Cowen Opportunity Fund, a
  series of Cowen Funds,                               0.90% of average daily net
  Inc..........................     $ million          assets*

---------------
* For 1997, Cowen voluntarily absorbed expenses equal to 0.       % of average
  net assets.

     During 1997, Cowen and Wilke/Thompson together paid $     in brokerage
commissions to [ANY AFFILIATED BROKER]. Those commissions represented        %
of the Emerging Opportunities Fund's total brokerage commissions paid in 1997.

                                                                      APPENDIX C

     Both Proposals 1 and 2 involve revisions to the Current Management Agreement. Only one paragraph -- paragraph 9 -- would be affected by the proposed revisions. The full text of the Proposed Management Agreement appears below. Changes relating to Proposal 1 are underlined. Changes relating to Proposal 2 appear in BOLD.

                        INVESTMENT MANAGEMENT AGREEMENT

     Agreement, made this 1st day of May, 1998, between American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), and American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager").

     WHEREAS, the Series Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Series Fund is currently divided into six separate series (each a "Fund"), each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Series Fund desires to retain the Manager to render, or contract to obtain as hereinafter provided, investment advisory services to the Series Fund and also to avail itself of the facilities available to the Manager with respect to the administration of the Series Fund's day to day business affairs; and

     WHEREAS, the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Series Fund hereby appoints the Manager to act as manager of the Series Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described below for the compensation provided in paragraph 9. The Manager is authorized to enter into Subadvisory agreements for investment advisory services in connection with the management of each of the Funds of the Series Fund (the "Subadvisory agreements"), provided that no such contract shall be made until it has been approved by the Board of Directors of the Series Fund. The Series Fund shall be a party to each such agreement. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by paragraph 9(b) and by the 1940 Act and the rules thereunder (subject to any applicable exemptions). The Manager will continue to have supervisory responsibility for all investment advisory services furnished pursuant to any such Subadvisory agreements. The Manager will review the performance of all Subadvisers, determine the allocation of assets among the Subadvisers, and make recommendations to the Board of Directors with respect to the retention and renewal of such Subadvisory agreements.

     2. Subject to the supervision of the Board of Directors and, subject to paragraph 1 hereof, the Manager shall manage the operations of the Series Fund and each Fund thereof. More particularly:

          (a) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws, Prospectus, and Statement of Additional Information of the Series Fund and with the instructions and directions of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

          (b) The Manager will monitor the performance of each of the Subadvisers and will be generally responsible for their activities. The Manager shall meet periodically with each Subadviser to review and agree upon its current investment strategies and programs in the light of anticipated cash flows. The Manager shall periodically provide the Board of Directors with evaluations of the performance of the Subadvisers and shall make recommendations concerning the renewal or termination of the Subadvisory contracts.

          (c) For any Fund with more than one Subadviser, the Manager is authorized to determine the allocation of Fund assets among the Subadvisers.

          (d) The Manager shall provide the Board of Directors of the Series Fund such periodic and special reports as the Board may reasonably request.

          (e) The Manager shall be responsible for the financial and accounting records maintained by the Series Fund, other than those being maintained by the Series Fund's custodian or accounting services agent.

          (f) The Manager shall provide, or cause to be provided, to the Series Fund's custodian on each business day all information relating to the transactions in the securities owned, purchased, or sold by each Fund.

          (g) The Manager shall provide such staff assistance as the Board of Directors of the Series Fund shall reasonably request in connection with the conduct of meetings of the Board and otherwise.

          (h) The investment management services of the Manager to the Series Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render investment advisory services to others.

     3. The Series Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) The Articles of Incorporation of the Series Fund, as filed with the Secretary of State of Maryland;

          (b) The By-Laws of the Series Fund;

          (c) Certified resolutions of the Board of Directors of the Series Fund authorizing the appointment of the Manager and approving the form of this Agreement;

          (d) The Notification of Registration of the Series Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission (the "Commission");

          (e) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Series Fund and shares of the Series Fund and all amendments thereto; and

          (f) The Prospectus and Statement of Additional Information of the Series Fund as currently in effect and as amended or supplemented from time to time.

     4. The Manager shall authorize and permit any of its directors, officers, and employees who may be elected as members of the Board of Directors or officers of the Series Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers, or employees of the Manager.

     5. The Manager shall keep the Series Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Series Fund are the property of the Series Fund and it will surrender promptly to the Series Fund any such records upon the Series Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act (or any successor provision) any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

     6. During the term of this Agreement, the Manager shall pay the following expenses:

          (i) the salaries and expenses of all personnel of the Series Fund and the Manager except the fees and expenses of members of the Board of Directors who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

          (ii) all expenses incurred by the Manager or by the Series Fund in connection with managing the ordinary course of the Series Fund's business, other than those stated below that will be paid by the Series Fund; and

          (iii) expenses incurred in connection with meetings of the Board of Directors of the Series Fund, including such staff assistance as the Board shall reasonably request, but not including the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act.

     7. The Series Fund will pay the expenses described below:

          (a) the fees and expenses incurred by the Series Fund in connection with the management of the investment and reinvestment of each Fund's assets, including the fees described in paragraph 9;

          (b) brokers' commissions and any issue or transfer taxes chargeable to the Series Fund in connection with its securities, options, and futures transactions;

          (c) the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

          (d) the fees and expenses of the Series Fund's custodian(s) or accounting services agent(s) that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and main-taining the general accounting records of the Series Fund (other than those relating to the shares and shareholder accounts of the Series Fund) and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Series Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, and (iii) the pricing of the shares of the Series Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund;

          (e) the charges and expenses of legal counsel and independent accountants for the Series Fund;

          (f) all taxes and corporate fees payable by the Series Fund to federal, state, and other governmental agencies;

          (g) the fees of any trade associations of which the Series Fund may be a member;

          (h) the cost of fidelity, directors and officers, and errors and omissions insurance;

          (i) the fees and expenses involved in registering and maintaining registration of the Series Fund and of its shares with the Commission, and qualifying its shares, to the extent required, under state securities laws, including the preparation and printing of the Series Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws;

          (j) communications expenses with respect to investor services and expenses of preparing, printing, and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) all expenses incurred in connection with the holding of shareholder meetings; and

          (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business.

     8. In the event the expenses of the Series Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, and, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Series Fund the amount of such reduction which exceeds the amount of such compensation.

     9. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Series Fund shall pay to the Manager as full compensation therefor a fee at an annual rate of 0.25% of each Fund's average daily net assets. The fee shall be computed daily and shall be paid to the Manager monthly as of the first business day of the next succeeding calendar month. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 8 shall be made monthly. Any such reductions or payments are subject to readjustment during the year. The Series Fund shall pay the fee described in this subparagraph (a) in addition to the subadvisory fees the Series Fund pays pursuant to subparagraph (b).

        (b) The Series Fund shall pay to each subadviser the fee set forth in the respective subadvisory agreement, which shall specify a fee rate or rates based upon the average daily net assets allocated to that subadviser; provided, however, that the annual fee rate for a subadviser shall not exceed the maximum annual fee rates specified below:

                                            MAXIMUM ANNUAL SUBADVISER
                                            FEE RATE AS A PERCENTAGE
                                              OF AVERAGE DAILY NET
                                             ASSETS ALLOCATED TO THE
                  FUND                             SUBADVISER
-----------------------------------------   -------------------------
American Odyssey Core Equity Fund........             0.45%
American Odyssey Emerging Opportunities
  Fund...................................             0.80%
American Odyssey International Equity
  Fund...................................             0.55%
American Odyssey Global High-Yield Bond
  Fund...................................             0.525%
American Odyssey Long-Term Bond Fund.....             0.35%
American Odyssey Intermediate-Term Bond
  Fund...................................             0.35%

     10. The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the

1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph.

     11. The words "American Odyssey" and the design set forth in Appendix A hereto (the "Design") are service marks of the Manager. The Manager hereby grants to the Series Fund a license to use the words "American Odyssey" in the Series Fund's corporate name, "American Odyssey Funds, Inc.," and a license to use the words "American Odyssey" and the Design in connection with the Series Fund's operations as an investment company. This license is granted on a royalty-free basis. The Manager retains the right to use, or license the use of, the words "American Odyssey" and any derivative thereof, as well as the Design, in connection with any other business enterprise. If the holders of the outstanding voting securities of any Fund fail to approve this Agreement, or if at any time after such approval the Manager ceases to be investment manager of any Fund, the Manager shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Series Fund. Upon termination of the license herein granted, the Series Fund shall immediately change its corporate name to one which does not include the words "American Odyssey" or any derivative thereof, and will discontinue all use by it of the words "American Odyssey," the Design or anything resembling the Design, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Series Fund or the Manager.

     12. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Series Fund without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the Series Fund's outstanding voting securities (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This

Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Series Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     14. Except as otherwise provided herein or authorized by the Board of Directors of the Series Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Series Fund in any way or otherwise be deemed an agent of the Series Fund.

     15. During the term of this Agreement, the Series Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Series Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery. The Series Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Series Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     16. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     17. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816,
Attention: Secretary; or (2) to American

Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention:
President.

     18. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     19. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     AMERICAN ODYSSEY FUNDS, INC.

----------------------------   By:   ----------------------------
Witness
                                     AMERICAN ODYSSEY FUNDS
                                     MANAGEMENT, INC.

----------------------------   By:   ----------------------------
Witness

                                                                      APPENDIX D

     The Proposed Subadvisory Agreement with BEA appears below. This agreement relates only to Proposal 1.

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of May, 1998, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager"), and BEA Associates, a partnership organized under the laws of the state of New York (the "Subadviser").

     WHEREAS, American Odyssey Funds Management, Inc. has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, Inc. will act as Manager of the Series Fund.

     WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the Global High-Yield Bond Fund (the "Fund"), the Series Fund desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

          (i) The Subadviser shall consult periodically with the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

          (ii) The Subadviser shall provide supervision of the Allocated Asset's investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

          (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

          (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

          When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

          (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

          (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

          (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others; provided, however, that the Subadviser agrees that, unless the Subadviser obtains the prior express written approval of the Manager, the Subadviser shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement with or for the benefit of any investment company registered under the 1940 Act that meets the following conditions: (1) at least 25% of the shares of the investment company (or in the case of a series investment company, at least 25% of the shares of the series of that investment company to which the Subadviser would provide services) are owned by one or more separate accounts that fund individual or group variable annuity contracts, and (2) the owners of (or, for a group variable annuity contract, the participants in) one or more of the variable annuity contracts funded by the investment company (or series thereof) are eligible to participate in a fee-based investment advisory asset allocation program associated with that variable annuity contract; provided, however, that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit, of The Travelers Insurance Company.

     (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

     (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

     (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

     (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

     (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.425% of the average daily Net Allocated Assets. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association, except as described in Paragraph 1(a)(vii) above.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: President; (2) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention: General Counsel.

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     AMERICAN ODYSSEY FUNDS, INC.

-----------------------------   By:  -----------------------------
Witness
                                     AMERICAN ODYSSEY FUNDS
                                     MANAGEMENT, INC.

-----------------------------   By:  -----------------------------
Witness
                                     BEA ASSOCIATES

-----------------------------   By:  -----------------------------
Witness

                                                                      APPENDIX D

     The Proposed Subadvisory Agreement with Chartwell appears below. This agreement relates only to Proposal 2.

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of May, 1998, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager"), and Chartwell Investment Partners, a partnership organized under the laws of the state of Pennsylvania (the "Subadviser").

     WHEREAS, American Odyssey Funds Management, Inc. has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, Inc. will act as Manager of the Series Fund.

     WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the Emerging Opportunities Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

          (i) The Subadviser shall consult periodically with the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

          (ii) The Subadviser shall provide supervision of the Allocated Asset's investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

          (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

          (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the

     Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

          When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

          (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

          (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

          (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others; provided, however, that the Subadviser agrees that it shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that meets the following conditions: (1) at least 25% of the shares of the investment company (or in the case of a series investment company, at least 25% of the shares of the series of that investment company to which the Subadviser would provide services) are owned by one or more separate accounts that fund individual or group variable annuity contracts, and (2) the owners of (or, for a group variable annuity contract, the participants in) one or more of the variable annuity contracts funded by the investment company (or series thereof) are eligible to participate in a fee-based investment advisory asset allocation program associated with that variable annuity contract; provided, however, that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit, of The Travelers Insurance Company.

     (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

     (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

     (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

     (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

     (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.70% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association, except as described in Paragraph 1(a)(vii) above.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: President; (2) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: Secretary; or (3) to Chartwell Investment Partners, 1235 Westlakes Drive,

Suite 330, Berwyn, Pennsylvania 19312, Attention: Chief Operating Officer.

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     AMERICAN ODYSSEY FUNDS, INC.

-----------------------------   By:  -----------------------------
Witness
                                     AMERICAN ODYSSEY FUNDS
                                     MANAGEMENT, INC.

-----------------------------   By:  -----------------------------
Witness
                                     CHARTWELL INVESTMENT
                                     PARTNERS

-----------------------------   By:  -----------------------------
Witness

                                                                      APPENDIX E

                           RATINGS OF DEBT SECURITIES

     The following information about debt securities ratings relates to Proposal 1.

Moody's Investors Service, Inc.

AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A -- Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

BAA -- Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:

     - Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     - Nature of and provisions of the obligation; and

     - Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. As discussed in greater detail below, while such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

 AMERICAN ODYSSEY                          THIS REQUEST FOR INSTRUCTIONS IS
 SHORT-TERM BOND FUND                      SOLICITED BY THE TRAVELERS INSURANCE
                                           COMPANY AND THE BOARD OF DIRECTORS OF
                                           AMERICAN ODYSSEY FUNDS, INC.

                                Special Meeting
                        of Persons Having Voting Rights

To persons owning variable contracts issued by The Travelers Insurance Company who have allocated all or part of their interest in their contract to the American Odyssey Short-Term Bond Fund:

You are entitled to provide The Travelers Insurance Company with instructions how to vote the shares representing your interest in the Short-Term Bond Fund on Proposal 1. Proposal 1 is described in the Proxy Statement accompanying this voting instruction card.

The Travelers Insurance Company will vote the shares in accordance with your instructions at the special meeting of persons having voting rights to be held by American Odyssey Funds, Inc., on April 24, 1998, at 10:00 a.m., at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you attend the meeting, you may revoke these instructions and give other instructions to The Travelers Insurance Company.

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions on the reverse side of this instruction card, (2) sign and date the card in the spaces below, and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.


                                 PLEASE SIGN IN BOX BELOW



                                 SIGNATURE(S)
                                 (Please sign exactly as your name
                                 appears at the left of this proxy card)


                                 Date:                           , 1998
                                         ------------------------

                                     [BACK]

Your instructions are solicited only with respect to Proposal 1 listed below. If you are eligible to give instructions on how to vote with respect to Proposal 2, you will have received a separate voting instruction card for that purpose.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil, and by signing and dating the other side of this card. Please do not use red ink.


                                                   FOR   AGAINST   ABSTAIN
Proposal 1:  To approve new investment
advisory and subadvisory agreements and
changes to the Fund's investment
objective and policies in order to
convert the American Odyssey Short-Term
Bond Fund into the American Odyssey
High-Yield Bond Fund, which would
invest primarily in high-yield
securities (sometimes called "junk
bonds") from the United States and
abroad.


IF YOU DO NOT FILL IN A BOX ABOVE BUT RETURN THE INSTRUCTION CARD SIGNED AND DATED, THE TRAVELERS INSURANCE COMPANY WILL VOTE THE SHARES "FOR" THE PROPOSAL.

 AMERICAN ODYSSEY                          THIS REQUEST FOR INSTRUCTIONS IS
 EMERGING OPPORTUNITIES                    SOLICITED BY THE TRAVELERS INSURANCE
 FUND                                      COMPANY AND THE BOARD OF DIRECTORS OF
                                           AMERICAN ODYSSEY FUNDS, INC.

                                Special Meeting
                        of Persons Having Voting Rights

To persons owning variable contracts issued by The Travelers Insurance Company who have allocated all or part of their interest in their contract to the American Odyssey Emerging Opportunities Fund:

You are entitled to provide The Travelers Insurance Company with instructions how to vote the shares representing your interest in the Emerging Opportunities Fund on Proposal 2. Proposal 2 is described in the Proxy Statement accompanying this voting instruction card.

The Travelers Insurance Company will vote the shares in accordance with your instructions at the special meeting of persons having voting rights to be held by American Odyssey Funds, Inc., on April 24, 1998, at 10:00 a.m., at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you attend the meeting, you may revoke these instructions and give other instructions to The Travelers Insurance Company.

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions on the reverse side of this instruction card, (2) sign and date the card in the spaces below, and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.



                                 PLEASE SIGN IN BOX BELOW



                                 SIGNATURE(S)
                                 (Please sign exactly as your name
                                 appears at the left of this proxy card)


                                 Date:                           , 1998
                                         ------------------------

                                     [BACK]

Your instructions are solicited only with respect to Proposal 2 listed below. If you are eligible to give instructions on how to vote with respect to Proposal 1, you will have received a separate voting instruction card for that purpose.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil, and by signing and dating the other side of this card. Please do not use red ink.


                                                   FOR   AGAINST   ABSTAIN
Proposal 2:  To approve new investment
advisory and subadvisory agreements to
add Chartwell Investment Partners as a
new subadviser for the Emerging
Opportunities Fund and to increase the
maximum annual fee rate that may be
paid to subadvisers of the Emerging
Opportunities Fund.


IF YOU DO NOT FILL IN A BOX ABOVE BUT RETURN THE INSTRUCTION CARD SIGNED AND DATED, THE TRAVELERS INSURANCE COMPANY WILL VOTE THE SHARES "FOR" THE PROPOSAL.